[FOSTER WHEELER]

                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT") dated as of September 25, 2001, is entered into among FOSTER WHEELER FUNDING CORPORATION (the "Seller"), FOSTER WHEELER CAPITAL & FINANCE CORPORATION ( the " SERVICER"), MARKET STREET FUNDING CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "ADMINISTRATOR").

                                    RECITALS

         I. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of September 25, 1998 (the " AGREEMENT"); and

         2. THE PARTIES HERETO DESIRE TO AMEND THE AGREEMENT as HEREINAFTER SET FORTH.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         I. CERTAIN DEFINED TERMS. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

         2. AMENDMENT TO AGREEMENT. Clause (a) of the definition of "Facility Termination Date" set forth in Exhibit I to the Agreement is hereby amended by replacing the date "September 25, 2001" with the date "September 20, 2002" therein.

         3 .REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Issuer and the Administrator as follows:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

         (b ) NO DEFAULT. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

         4. EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement" , "hereof', "herein " or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

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         5 EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7 .GOVERNING LAW .This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

         8. SECTION HEADINGS. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.


         9. CONSENTS. By signing in the spaces provided below, each of the parties hereto hereby consents to the execution and delivery of the First Amendment dated as of the date hereof to the Receivables Purchase Agreement.

                         (CONTINUED ON FOLLOWING PAGE )



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.



                                              FOSTER WHEELER FUNDING
                                              CORPORATION



                                              By:    /S/ ROBERT A. KOECKERT
                                                     ----------------------
                                              Name:  ROBERT A. KOECKERT
                                              Title: VICE PRESIDENT & TREASURER



                                              FOSTER WHEELER CAPITAL &
                                              FINANCE CORPORATION



                                              By:    /S /ROBERT A. KOECKERT
                                                     ----------------------
                                              Name:  ROBERT A. KOECKERT
                                              Title: VICE PRESIDENT & TREASURER

                                       MARKET STREET FUNDING CORPORATION,
                                       as Issuer


                                       By:      Evelyn Echevarria
                                       Name:    EVELYN ECHEVARRIA
                                       Title:   VICE PRESIDENT


                                       PNC BANK, NATIONAL ASSOCIATION,
                                       As Administrator



                                       By:    JOHN T. SMATHERS
                                              -----------------
                                       Name:   John T. Smathers
                                       Title:  VICE PRESIDENT
                                               --------------


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